582 Industrial Park Road, Bluefield, VA 24605-9364

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Phone 276.322.5467
www.mma1.com

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info@gmail.com

ENERGY & MINERAL RESOURCES

■

HYDROGEOLOGY & GEOLOGY

■

GEOPHYSICAL LOGGING SERVICES
CARBON MANAGEMENT

■

EXPERT WITNESS TESTIMONY

■

MINING ENGINEERING

■

PETROLEUM ENGINEERING
CONSENT OF MARSHALL MILLER & ASSOCIATES,

INC.
Marshall Miller

& Associates,

Inc. (
MM&A
), a third-party

firm comprising

mining experts,

prepared the
technical report summaries

identified below, each dated

February 15, 2023,

relating to estimates

of coal
resources and reserves of Coronado Global Resources Inc. (the “Company”) as of December 31,

2022
(the

“Technical

Report

Summaries”).

Specifically,

MM&A

prepared

the

following

Technical

Report
Summaries:
1.

Technical

Report Summary

entitled
“Coronado Global

Resources Inc.

(“Coronado”), Statement
of Coal Resources and Reserves for the Buchanan Mine Complex in Accordance with the

JORC
Code

and

United

States

SEC

Standards

as

of

December

31,

2022

Central

Appalachian

Coal
Basin Virginia, USA” ;
2.

Technical

Report Summary

entitled
“Coronado Global

Resources Inc.

(“Coronado”), Statement
of Coal Resources

and Reserves

for the Logan

County Complex

in Accordance with

the JORC
Code

and

United

States

SEC

Standards

as

of

December

31,

2022

Central

Appalachian

Coal
Basin West Virginia, USA” ; and
3.

Technical

Report Summary

entitled
“Coronado Global

Resources Inc.

(“Coronado”), Statement
of

Coal

Resources

and

Reserves

for

the

Mon

Valley

Complex

Upper

Freeport

Holdings

in
Accordance with

the JORC

Code and

United States

SEC Standards

as of

December 31,

2022
Northern Appalachian Coal Basin Pennsylvania, USA.”
MM&A hereby

consents

to the

filing with

the

Securities

and Exchange

Commission

of the

Technical
Report

Summaries

as

exhibits

to

the

Company’s

Annual

Report

on

Form

10-K

for

the

year

ended
December 31, 2022 (the

“Annual Report”) and to

the incorporation by reference of

the Technical Report
Summaries in

the Company’s

Registration Statements

on Form

S-3 (No.

333-239730) and

Form S-8
(Nos. 333- 236597 and 333-249566) (the “Registration

Statements”).
MM&A hereby further consents to the inclusion or incorporation by reference in the Annual Report and
the Registration Statements of

references to the MM&A

name (including status as

an expert or qualified
person (as

defined

in Item

1300 of

Regulation

S-K))

and the

information

derived

from the

Technical
Report Summaries, including any quotation therefrom or summarization thereof.
Date:

February 15, 2023
Name:

/s/ Justin S. Douthat
Title:

Executive Vice President

(MM&A Representative)